Business Combinations	6 Months Ended
Sep. 30, 2019
Business Combinations [Abstract]
Business Combinations
Business Combinations
In November 2017, the Company completed the acquisition of Qumram AG (Qumram), a Swiss company whose technology allows organizations to gain insight into user behavior and enhance customer experience by recording, analyzing and visually replaying user sessions, for an aggregate purchase price of $20.8 million. Total cash consideration net of cash acquired was $11.3 million. The Company has recorded a payment obligation of $8.5 million, of which $3.6 million classified as “Accrued expenses, current” and $4.9 million classified as “Accrued expenses, non-current” in its consolidated balance sheet for the year ended March 31, 2018. Of the total purchase price, $1.7 million was allocated to acquired technology and an immaterial amount to net tangible assets acquired, with the excess $18.7 million of the purchase price over the fair value of net tangible and intangible assets acquired recorded as goodwill. The Company also recognized transaction costs of approximately $0.2 million, which are included in general and administrative expense in its consolidated statement of operations for the year ended March 31, 2018. The acquired technology has an estimated useful life of 6 years and is recorded within “Other intangible assets, net” in the consolidated balance sheets for the year ended March 31, 2018. The acquisition has been accounted for as a business combination under the acquisition method. Goodwill generated from the acquisition is attributable to expected synergies from future growth and potential future monetization opportunities, and is not deductible for tax purposes. Pro forma revenue and results of operations have not been presented because the historical results of Qumram were not material to the Company’s consolidated financial statements in any period presented.